                                                                    EXHIBIT 10.1


                                 SALES CONTRACT

                                                               November 23, 2005

The undersigned Buyer agrees to buy, and the Seller agrees to sell the commercial property located at 7471 Highway 85, Atlanta, Georgia which includes a building comprising approximately 9,500 square feet situated on approximately ..70 acres of land recorded as:

            ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 183 of the 13th District of Clayton County, Georgia, containing 1.162 acres as shown by plat of survey by All South Engineering & Surveying, Inc., dated December 27, 1985, and more particularly described according to said plat, as follows:

            BEGINNING at a point on the Western line of the 170 ft. right of way of Georgia State Highway No. 85, 210.7 feet Northerly as measured along said right of way from its intersection with the Northeastern line of the 100 ft. right of way of Georgia State Highway No. 138 (said point also being the Northeast corner of property conveyed to Burger King Limited Partnership II by Warranty Deed recorded at Deed Book 1098, Page 250, Clayton County Records) and running thence North 89 degrees 14 minutes 3 seconds West 179.40 feet along the Northerly line of property now or formerly owned by Burger King Limited Partnership II to a point on the Eastern right of way of McElroy Drive; thence along said right of way North 0 degrees 40 minutes 20 seconds East 269.43 feet to a point; thence South 89 degrees 15 minutes 25 seconds East 196.20 feet to a point on the Westerly right of way of State Highway 85; running thence South 4 degrees 14 minutes 25 seconds West along the Westerly right of way of State Highway 85 270.00 feet to the POINT OF BEGINNING.

The Buyer is acquiring all improvements on the property including all structures and improvements which include all lighting fixtures attached thereto, and all heating, water heating, and plumbing equipment therein.

The purchase price of said property shall be Eight Hundred Seventy Five Thousand Dollars and No/100 ($875,000.00) to be paid as follows:

      Two Hundred Fifty Thousand Dollars and No/100 ($250,000.00) at closing. Sellers will finance remaining Six Hundred Twenty Five Thousand Dollars and No/100 ($625,000.00). Interest only payment [prime plus two percent (2%) adjusted annually on the anniversary date of the closing] payable monthly for twenty-four (24) months. Any outstanding principal and unpaid interest is due and payable in full on the 24th month after closing.

Buyer has paid to the undersigned Fred J. Stokes, Agent, receipt whereof is hereby acknowledged by Agent, One Thousand Dollars and No/100 ($1,000.00) as earnest money, to be applied as part payment of the purchase price of said property in the consummation of this sale; and if sale, due to Buyer's default, is not consummated, that sum will be paid to Sellers as liquidated damages. In the event the sale is not consummated for reasons other than the default of the Buyer, said earnest money is to be refunded to Buyer.

Seller agrees to furnish good and marketable title to said property and Buyer shall have a reasonable time in which to examine the same. If Buyer finds any legal defects to title, Seller shall be furnished with a written statement thereof and given a reasonable time in which to correct the same. It is agreed that such papers that my be legally necessary to carry out the terms of this contract shall be executed and delivered by the parties at interest as soon as the validity of the title to said property has been established.

Said property is sold subject to: (1) All valid restrictions of record; (2) Zoning ordinances affecting the same; (3) Existing leases.

This contract constitutes the sole and entire agreement between parties and no modification hereof shall be binding unless attached hereto and signed by each; and no representations, promises or inducements shall be binding upon either party or Agent except as herein stated.

The following special stipulations shall, if conflicting with the printed matter, control:

                              SPECIAL STIPULATIONS

      1) Buyer shall pay an origination fee of two percent (2%) of note and all closing costs connected with the transfer of this property;

      2) Seller shall supply a wood infestation report as required by the Georgia Real Estate Commission in a form required by the mortgage company;

      3)    There are no real estate agents connected with this closing;

      4)    The sale is to close on the earlier of December 31, 2005 or thirty
            (30) days after environmental phase one study is complete. The results of the phase one study must be satisfactory to the Buyer; and

      5) H.M. Bradford, Jr. is a licensed real estate broker in Georgia. There is not a commission on the sale.

      6) The real estate property taxes shall be prorated as of the date of the closing.

This instrument shall be regarded as an offer of the Buyer or Seller who first signs to the other, and is open for acceptance by the other until 6:00 o'clock p.m. on the 2nd day of December, 2005; by which time written acceptance of such offer must have been actually received by Agent, who shall promptly notify other party of such acceptance.

                                /s/ Robert W. Schleizer
                                ------------------------------------------------
                                XPONENTIAL REAL ESTATE HOLDINGS, INC. or assigns

The above proposition is hereby accepted, this 1st day of December, 2005.

                                                   /s/ H.M. Bradford, Jr.
                                                   -----------------------------
                                                   BRADFORD, BRADFORD & WILLIAMS

RETURN TO:
FRED J. STOKES
11 LUMPKIN STREET
SUITE 100
LAWRENCEVILLE, GA 30045

STATE OF GEORGIA                  )
                                  )
COUNTY OF CLAYTON                 )

                                 WARRANTY DEED

      THIS INDENTURE, made this 30th day of December in the Year of Our Lord Two Thousand Five between BRADFORD, WILLIAMS & WILLIAMS (A GEORGIA GENERAL PARTNERSHIP), 800 ROCK QUARRY ROAD, STOCKBRIDGE, the State of Georgia as party of the first part, and XPONENTIAL REAL ESTATE HOLDING, INC. (A NEVADA CORPORATION), 6400 Atlantic Boulevard, Suite 190, Norcross, the State of Georgia as party of the second part.

      WITNESSETH: That the said party of the first part, for and in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, in hand paid, at and before the sealing and delivery of these presents, the receipt of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey unto the said party of the second part, their heirs and assigns,

            ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 183 of the 13th District of Clayton County, Georgia, containing 1.162 acres as shown by plat of survey by All South Engineering & Surveying, Inc., dated December 27, 1985, and more particularly described according to said plat, as follows:

            BEGINNING at a point on the Western line of the 170 ft. right of way of Georgia State Highway No. 85, 210.7 feet Northerly as measured along said right of way from its intersection with the Northeastern line of the 100 ft. right of way of Georgia State Highway No. 138 (said point also being the Northeast corner of property conveyed to Burger King Limited Partnership II by Warranty Deed recorded at Deed Book 1098, Page 250, Clayton County Records) and running thence North 89 degrees 14 minutes 3 seconds West 179.40 feet along the Northerly line of property now or formerly owned by Burger King Limited Partnership II to a point on the Eastern right of way of McElroy Drive; thence along said right of way North 0 degrees 40 minutes 20 seconds East 269.43 feet to a point; thence South 89 degrees 15 minutes 25 seconds East 196.20 feet to a point on the Westerly right of way of State Highway 85; running thence South 4 degrees 14 minutes 25 seconds West along the Westerly right of way of State Highway 85 270.00 feet to the POINT OF BEGINNING.

            LESS AND EXCEPT:

            ALL THAT TRACT AND PARCEL OF LAND lying and being in Land Lot 183 of the 13th District of Clayton County, Georgia, and more particularly described as follows:

            BEGINNING AT A POINT marked by an iron pin on the West margin of the 170 foot right of way of Georgia State Highway 85, 210.70 feet North as measured along said right of way from its intersection with the North margin of the right of way of State Road 138; thence North 3 degrees 49 minutes 57 seconds East along the West margin of Georgia State Highway 85 a distance of 110.00 feet to a point marked by a nail; thence North 89 degrees 11 minutes 14 seconds West a distance of 186.36 feet to a point located on the East margin of the right of way of McElroy Drive; thence South 00 degrees 12 minutes 25 seconds West, along the East margin of McElroy Drive, a distance of 110.00 feet to a point marked by an iron pin; thence South 89 degrees 14 minutes 3 seconds East a distance of 179.40 feet to an iron pin at the POINT OF BEGINNING. All according to that certain survey by Richard Maskevich, Registered Georgia Land Surveyor No. 1652, for Brad Bradford, dated September 8, 1986.

            TOGETHER WITH easement rights contained in Joint Driveway Easement by and between Charles P. Bernstein, H.M. Brad Bradford, Jr., Leroy Williams and Kevin L. Williams, dated October 14, 1986, filed October 17, 1986, recorded in Deed Book 1330, page 83, Clayton County records.

      TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only proper use, benefit and behalf of the said party of the second part, their heirs and assigns, forever, in Fee Simple.

      AND THE SAID party of the first part, for their heirs, executors, administrators, and assigns, will warrant and forever defend the right and title to the above described property, unto the said party of the second part, their heirs, successors, and assigns, against the claims of all persons whomsoever.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the said party of the first part has hereunto set their hands and seal, the day and year above written.

Signed, sealed and delivered in the presence of:

                                     BRADFORD, WILLIAMS & WILLIAMS, a
                                     Georgia general partnership

                                     By:  BBC VENTURES, L.P., a Georgia limited
                                     partnership, its authorized general partner

/s/ Johnathan Hunt
--------------------------------------------
                                                By: H.M. Bradford, Jr.
                                                   ----------------------------
Witness                                         Name: H.M. Bradford, Jr.
                                                Title:  Managing General Partner

SWORN TO AND SUBSCRIBED before me

this 30th day of December, 2005.

/s/ Gwendolyn Dove
-------------------------------
NOTARY PUBLIC, State of Georgia

WHEN RECORDED RETURN TO:
Jonathan J. Hunt, Esq.
McKenna Long & Aldridge LLP
303 Peachtree Street, Suite 5300
Atlanta, Georgia 30308

STATE OF GEORGIA   )
                   )
COUNTY OF CLAYTON  )

      PURCHASE MONEY DEED TO SECURE DEBT, ASSIGNMENT AND SECURITY AGREEMENT

      THIS INSTRUMENT, made and entered into as of the 30th day of December, 2005, by and between XPONENTIAL REAL ESTATE HOLDINGS, INC., a Nevada corporation ("Borrower") and BRADFORD, WILLIAMS AND WILLIAMS, a Georgia general partnership ("Lender");

                              W I T N E S S E T H:

      1.01 THAT FOR AND IN CONSIDERATION of the sum of $10.00 and other valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Borrower hereinafter set forth, Borrower does hereby grant, bargain, sell, convey, assign, transfer, pledge, and set over unto Lender the following described property (collectively, the "Premises"): (a) all those certain tracts, pieces or parcels of land (and any easements or other rights or interests in land) more particularly described in Exhibit "A" hereto (the "Land"); (b) all buildings, structures and improvements of every nature whatsoever now or hereafter situated on, under or above the Land (the "Improvements"); (c) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower (together with the Land and the Improvements, referred to as the "Property"; the Property, together with the property referred to in Subsection 1.01(f)(ii) hereinbelow, being hereinafter referred to as the "Project"); (d) all right, title and interest of Borrower in any and all leases, rental agreements and arrangements of any sort for or resulting in the giving of value to Borrower for the use of the Project or any portion thereof, now or hereafter affecting the Project or any portion thereof, whether the user enjoys the Project or any portion thereof as tenant for years, invitee, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, including those certain leases, if any, more particularly described in Exhibit "B" hereto, and including any and all extensions, renewals and modifications thereof (the "Leases") and guaranties of the performance of obligations of any tenants or lessees thereunder (the "Tenants"), together with all income, rents, issues, profits and revenues from the Leases (including all tenant security deposits and all other tenant deposits, whether held by Borrower or otherwise, and all other deposits and escrow funds relating to any Leases) and all insurance proceeds paid in lieu thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Borrower of, in and to the same; provided, however, that although this Instrument contains (and it is hereby agreed that this Instrument contains) a present, current, unconditional and absolute assignment of all of said income, rents, issues, profits and revenues, Borrower and Lender have agreed that so long as there shall exist no "Default" (as hereinafter defined) Borrower shall have a revocable license to collect all income, rents, issues, profits and revenues (including deposits), and it being further agreed that upon the occurrence of a "Default" (as hereinafter defined) hereunder such license shall be automatically revoked without the necessity of further action by Lender and Lender shall be entitled to receive all such income, rents, issues, profits and revenues and Lender may apply any or all such income, rents, issues, profits and revenues received by Lender as provided in Section 3.02(f) hereof; (e) all items referred to below in Subsections 1.01(f)(ii) through 1.01(f)(x) which are other than personal property subject to the provisions of Article 9 of the Uniform Commercial Code as in effect in the applicable jurisdiction (the "UCC"); and (f) all assets of Borrower related to the ownership or operation of the Property, including accounts referred to above in this Subsection 1.01(f), in each case as such terms are defined under the UCC from time to time, including all of the following:

            (i) any and all items referred to in the foregoing Subsections 1.01(a) through 1.01(d) which are described generally in the foregoing portion of this Subsection 1.01(f), and

            (ii) all right, title and interest of Borrower in all furnishings, furniture, fixtures, machinery, apparatus, equipment, fittings, appliances, building supplies and materials and goodwill related thereto, and all other articles of personal property of every kind and nature whatsoever, tangible or intangible, now, heretofore or hereafter arising out of or related to the ownership of the Property, or acquired with proceeds of any loan secured by this Instrument, or located in, on or about the Property, or used or intended to be used with or in connection with the construction, use, operation or enjoyment of the Property, and

            (iii) all right, title and interest of Borrower in, to and under all franchise agreements, management contracts, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Improvements (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting the Project or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "Contracts"), and

            (iv) all right, title and interest of Borrower in any insurance policies or binders now or hereafter relating to the Project, and

            (v) all right, title and interest of Borrower in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of the Project by reason of casualty, condemnation or otherwise, and

            (vi) all right, title and interest of Borrower in all escrow relating to the Project or the purchase, construction or operation thereof, and

            (vii) all right, title and interest of Borrower in all cash funds, deposit accounts, certificates of deposit, negotiable instruments and other rights and evidence of rights to cash, now or hereafter created under or held by Lender pursuant to any of the "Loan Documents" (as hereinafter defined), including any account into which any portion of the "Indebtedness" (as hereinafter defined) may be disbursed by Lender, and

            (viii) all documents and agreements in favor of Borrower in connection with any of the foregoing, and

            (ix) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action, and all cash (or evidences of cash or of rights to cash) or other property or rights thereto relating to such claims or causes of action, and

            (x) all extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing; and all inventory, accounts, chattel paper, documents, instruments, equipment, fixtures, farm products, consumer goods, general intangibles and other property of any nature constituting proceeds acquired with proceeds of any of the property described hereinabove; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and obligations herein described, a portion of the above described collateral being located upon the Land.

      For purposes of this Instrument, the term "Loan Documents" shall mean this Instrument and the "Note" (as hereinafter defined), and any other documents to or of which Lender is a party or beneficiary now or hereafter evidencing, securing, guarantying, modifying or otherwise relating to said Indebtedness or the Premises; and the term "Loan" shall mean the loan contemplated by the Loan Documents.

      1.02 TO HAVE AND TO HOLD the Premises and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender, IN FEE SIMPLE forever; and Borrower covenants that Borrower is lawfully seized and possessed of the Premises as aforesaid and has good right to convey the same, that the same are unencumbered except for those matters expressly set forth in Exhibit "C" hereto, and Borrower does warrant and will forever defend the title thereto against the claims of all persons whomsoever, except as to the matters set forth on Exhibit "C".

      1.03 THIS INSTRUMENT is a deed passing the title of the Premises to Lender and is made under the laws of the State of Georgia relating to deeds to secure debt, and is not a mortgage, and is given to secure the payment of the following described indebtedness (collectively, the "Indebtedness"): (a) the debt evidenced by that certain promissory note of even date herewith, made by Borrower to the order of Lender in the principal amount of Six Hundred Thirty Seven Thousand Five Hundred and NO/100 Dollars ($637,500.00), with the final payment being due on or before December 30, 2007, together with any and all renewals, modifications, consolidations, replacements and extensions thereof (the "Note"); (b) any and all additional advances made or costs or expenses incurred by Lender to protect or preserve the Premises or the security interest created hereby, or for taxes, assessments or insurance premiums as hereinafter provided, or for performance of any of Borrower's obligations hereunder, or for any purpose referred to in Section 2.08 hereof, or for any other purpose provided herein (whether or not the original Borrower remains the owner of the Premises at the time such advances are made or costs or expenses incurred); and
(c) any and all other indebtedness or obligations now existing or hereafter arising under any of the Loan Documents, and all renewals, modifications, consolidations, replacements and extensions thereof. The foregoing Indebtedness includes all interest on the principal portion thereof and all charges, prepayment premiums, reimbursements and other payments of any kind provided for in the Loan Documents.

      1.04 SHOULD THE INDEBTEDNESS BE PAID according to the tenor and effect thereof when the same shall become due and payable, and should Borrower perform all covenants herein contained in a timely manner, then this Instrument shall be cancelled and surrendered.

                            COVENANTS AND AGREEMENTS

      2.01 Payment of Indebtedness. Borrower shall pay the Note according to the tenor thereof and the remainder of the Indebtedness promptly as the same shall become due from time to time.

      2.02 Taxes, Liens and Other Charges. Borrower shall pay, on or before the due date thereof, all (a) taxes, assessments, and other charges of every character whatsoever now or hereafter levied on, assessed, placed or made against, or creating a lien upon, the Indebtedness, the Premises, this Instrument, or any other Loan Document, or any interest of Lender in the Indebtedness, the Premises or the Loan Documents; (b) premiums on policies of insurance now or hereafter covering the Premises, and any and all other insurance policies now or hereafter collaterally pledged to Lender; (c) ground rentals or other lease rentals, if any, payable by Borrower; (d) utility charges, whether public or private; and (e) penalties and interest on any of the foregoing. Borrower will promptly pay any tax arising out of the passage of any law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of deeds to secure debt or security agreements, or debts secured thereby, or the manner of collection thereof. Borrower shall promptly deliver to Lender upon demand receipts showing timely payment in full of all of the above items.

      2.03 Insurance and Condemnation.

            (a) Borrower shall procure for, deliver to and maintain for the benefit of Lender during the term of this Instrument, original, fully paid insurance policies issued by such insurance companies, in such amounts, form and substance, insuring such parties (including Borrower and any contractor performing work upon the Premises) providing "all risk" permanent real and personal property in an amount equal to or greather than the outstanding principal balance of the note, public liability (insuring Borrower and any contractor performing work on the Premises), worker's compensation, naming Lender as mortgagee and additional loss payee with respect to all property insurance and as an additional insured with respect to all liability insurance except worker's compensation. At least ten (10) days prior to the expiration date of each policy maintained pursuant to this section, a renewal or replacement thereof satisfactory to Lender shall be delivered to Lender, together with receipts evidencing the payment of all premiums required to keep such insurance in effect for the full term of such policy. At the request of Lender, Borrower shall provide evidence satisfactory to Lender that all such insurance is in effect. If the Premises or any part thereof is damaged by fire or any other cause, Borrower will give immediate written notice thereof to Lender.

            (b) Borrower shall notify Lender immediately upon obtaining knowledge of the institution, or the proposed, contemplated or threatened institution, of any action for the taking through condemnation (which term when used in this Instrument shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof) of the Premises or any part thereof.

            (c) Lender shall be entitled to all compensation, awards and other payments arising from any casualty, condemnation or damage to the Premises or any portion thereof and to give receipts and acquittances therefor, and is hereby authorized, at its option, to adjust or compromise any casualty, condemnation or damage claim or cause of action, to commence, appear in and prosecute, in its own or in Borrower's name, any action or proceeding relating to any casualty, condemnation or damage claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith. Each insurance company, condemning authority or other party is hereby authorized and directed to make payment for all such claims and causes of action to Borrower and Lender jointly.

      2.04 Leases and Contracts. Borrower shall (a) fulfill, perform and observe each and every condition and covenant of landlord or lessor contained in each of the Leases and each and every condition and covenant of Borrower or owner of the Premises contained in the Contracts; (b) give prompt notice to Lender of any claim of default or notice of any event or condition which, with notice or passage of time or both, would constitute a default under any of the Leases or the Contracts, whether given by or given to Borrower, together with a complete copy of any notice expressing such claim; (c) at no cost or expense to Lender, enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under the Contracts and the Leases; (d) appear in and defend any action against any one or more of Borrower, Lender, and the Premises arising out of, or in any manner connected with, any of the Leases or the Contracts, or the obligations or liabilities of any party thereto or any guarantor thereof; and (e) furnish to Lender upon demand copies of all Leases and Contracts. Borrower shall not, without the prior written consent of Lender, (i) enter into new Leases or Contracts; (ii) modify any Leases or Contracts; (iii) terminate or accept the surrender of any Leases or Contracts; (iv) waive or release any other party from the performance or observance of any obligation or condition under any Leases or Contracts; (v) give any consent to any assignment or sublease by any Tenant under any of the Leases; (vi) permit the prepayment of any rents under any of the Leases for more than one month prior to the accrual thereof; or (vii) assign its interest in, to or under any Contracts or Leases or the rents, issues and profits from the Leases or from the Premises to any person or entity other than Lender, except as otherwise expressly permitted by Lender in writing. Borrower shall take no action which will cause or permit the estate of any Tenant under any of the Leases to merge with the interest of Borrower in the Premises or any portion thereof. Borrower shall and does hereby authorize and direct each and every present and future Tenant of all or any part of the Premises to pay all rent (and any other sums due the landlord under the Lease) to Lender and to perform all other obligations of that Tenant for the direct benefit of Lender, as if Lender were the landlord under the Lease with that Tenant, immediately upon receipt of a demand by Lender to make such payment or perform such obligations, it being acknowledged that no such demand by Lender shall constitute or be deemed to constitute any assumption by Lender of any obligations of the landlord under such Lease. No Tenant shall have any responsibility to ascertain whether such demand is permitted hereunder or whether a default shall have occurred. Borrower hereby waives any right, claim or demand it may now or hereafter have against any such Tenant by reason of such payment of rent or other sums or performance of obligations to or for Lender; and any such payment or performance to or for Lender shall discharge the obligations of the Tenant to make such payment or performance to or for Borrower. Borrower shall and does hereby authorize and direct each and every present and future party to any Contract (a "Contract Party") to make all payments to Lender and to perform all obligations of that Contract Party for the direct benefit of Lender, as if Lender were the Borrower or owner of the Premises under the Contract with that Contract Party, immediately upon receipt of a demand by Lender to make such payments or perform such obligations, it being acknowledged that no such demand by Lender shall constitute or be deemed to constitute any assumption by Lender of any obligations of the Borrower or owner of the Premises under such Contract. No Contract Party shall have any responsibility to ascertain whether such demand is permitted hereunder or whether a default shall have occurred. Borrower hereby waives any right, claim or demand it may now or hereafter have against any such Contract Party by reason of such payment or performance of obligations to or for Lender; and any such payment or performance to or for Lender shall discharge the obligations of the Contract Party to make such payment or performance to or for Borrower.

      2.05 Operation, Care and Inspection of Premises. Borrower shall maintain the Premises in good condition and repair, shall not commit or suffer any waste to the Premises or do or suffer to be done anything which would increase the risk of casualty to the Premises or any part thereof or which would result in the cancellation of any insurance policy carried with respect to the Premises. Borrower shall comply promptly with all applicable laws, rules, ordinances, regulations, judgments, governmental determinations, restrictive covenants and easements affecting the Premises or any part thereof (the "Requirements") and shall cause the Premises to comply at all times and in all respects with all

Requirements, and shall at all times operate the Premises, and perform any construction of any portion thereof, in all respects in accordance with all Requirements. Without implying any limitation upon the foregoing, Borrower shall obtain all permits and approvals of governmental agencies and authorities which are required in connection with the ownership, use, occupancy, repair, restoration or construction of the Premises as soon as the same are required. Borrower shall promptly repair, restore or replace, to the extent and in a manner satisfactory to Lender, any part of the Premises which may be damaged by fire or other casualty or which may be affected by any condemnation proceeding, provided that Lender thereafter makes available to Borrower (pursuant to a procedure satisfactory to Lender) any net insurance or condemnation proceeds actually received by Lender in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration, repair or replacement; provided, however, that the insufficiency of or delay in receipt by Borrower of any such net proceeds shall in no way relieve Borrower of its obligation to promptly restore, repair or replace. Lender and any persons authorized by Lender shall have the right at all reasonable times to inspect the Premises, any improvements existing or being constructed thereon and all materials used or to be used in such improvements; provided, however, that nothing contained herein shall be deemed to impose upon Lender any obligation to undertake such inspections or any liability for the failure to detect or failure to act with respect to any defect which was or might have been disclosed by such inspections. Notwithstanding anything to the contrary herein, no part of the Premises now or hereafter conveyed as security under this Instrument shall be removed, demolished or materially altered without the prior written consent of Lender.

      2.06 Security Agreement. (a) This Instrument is hereby made and declared to be a security agreement encumbering each and every item of personal property included herein as a part of the Premises, in compliance with the provisions of the UCC as enacted in the jurisdiction applicable thereto. The remedies for any violation of the covenants, terms and conditions of the security agreement contained in this Instrument shall be as prescribed herein, or as prescribed by general law, or as prescribed by the applicable UCC, all at Lender's election in the discretion of Lender. Upon request or demand by Lender, Borrower shall at its expense assemble all personal property which is a part of the Premises, and with respect to which such request or demand is made, and make the same available to Lender at a convenient place upon the Land (or within Improvements upon the Land, as may be appropriate for the protection of such personal property) acceptable to Lender. Any notice of sale, disposition or other action by Lender with respect to personal property which is a part of the Premises sent to Borrower in accordance with the provisions hereof relating to communications at least ten (10) days prior to such action shall constitute adequate and reasonable notice to Borrower of such action. Borrower agrees that all property used in connection with the production of income from the Premises or adapted for use therein or which is described or reflected in this Instrument, is, and at all times and for all purposes and in all proceedings, legal or equitable, shall be, regarded as part of the real estate conveyed hereby and that the filing of any financing statement or statements in the records normally having to do with personal property shall not in any way affect such agreement; provided, however, that Lender may determine in its discretion that certain items of such property constitute personal property and are subject to remedies available with respect to personal property. The mention in any financing statement or statements of rights in and to (a) the proceeds of any insurance policy, or (b) any award in eminent domain proceedings for a taking or for loss of value, or (c) any payment for damage to or losses associated with the Premises, or (d) Borrower's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to a Lease or otherwise, shall not in any way limit any of the rights of Lender as determined by this Instrument or affect the priority of Lender's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement or statements is solely for the protection of Lender in the event any court shall at any time hold with respect thereto, that notice of Lender's priority of interest, to be effective against all persons or against a particular class of persons, must be filed in the applicable UCC records. Except with respect to rental payments to the extent specifically provided herein to the contrary, Lender shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash or other property which are now or hereafter a part of the Premises, and Borrower shall promptly deliver the same to Lender without further notice from Lender. Borrower hereby irrevocably agrees that Lender may, at the option of Lender, give notice from time to time to any one or more persons or entities who may have or owe or be expected thereafter to have or owe any payment or other property of any nature which is or may become a part of the Premises, of the security interest of Lender therein or of the right, if any, of Lender to possession thereof; and, where Lender has such a right of possession, Lender may demand of such persons or entities delivery of any such payment or other property directly to Lender. If Lender shall at its option so request, Borrower will join in any such notices with Lender. The name of the "Secured Party" (which is Lender) and the address of the "Secured Party" from which information concerning the security interest may be obtained, are as set forth in Section 4.06, hereof; and a statement indicating the types, or describing the items, of collateral is set forth hereinabove.

            (b) Borrower hereby warrants and represents that:

                  (i) Xponential Real Estate Holdings, Inc. is the correct legal name of the Borrower (including, without limitation, punctuation and spacing) indicated on the public record of the Borrower's jurisdiction of organization which shows the Borrower to be organized.

                  (ii) The Borrower is a corporation organized under the laws of the State of Nevada.

                  (iii) The Borrower's mailing address is 6400 Atlantic Blvd,, Suite 190, Norcross, GA 30071.

                  (iv) The federal tax identification number of Borrower is 20-2381587.

                  (v) Exhibit E attached hereto and incorporated herein correctly sets forth all names and tradenames that Borrower or any subsidiary or affiliate thereof has used within the last five years, and also correctly sets forth the locations of all of the chief executive offices of Borrower over the last five years.

            (c) The Borrower hereby covenants and agrees that:

                  (i) Borrower shall not merge or consolidate into, or transfer of any of the Premises to, any other person or entity without the prior written consent of Lender.

                  (ii) Borrower shall not change its name unless it has given Lender thirty (30) days' prior written notice thereof and executed or authorized, at the request of Lender, such additional financing statements to be filed in such jurisdictions as Lender may deem necessary or desirable in its sole discretion.

                  (iii) Borrower shall, at any time and from time to time, whether or not the Official Text of Revised Article 9, 2000 Revision, of the Uniform Commercial Code promulgated by the American Law Institute and the National Conference of Commissioners on Uniform State Laws or a version thereof ("UCC Revised Article 9") is in effect in any particular jurisdiction, take such steps as Lender may reasonably request for Lender (A) to obtain an acknowledgment, in form and substance reasonably satisfactory to Lender, of any bailee having possession of any of the Premises, stating that the bailee holds possession of such Premises on behalf of Lender, (B) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights, or electronic chattel paper (as such terms are defined by

UCC Revised Article 9 with corresponding provisions thereof defining what constitutes "control" for such items of collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to Lender, and (C) otherwise to insure the continued perfection and priority of the Lender's security interest in any of the Premises and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of UCC Revised Article 9 in any jurisdiction. If Borrower shall at any time, whether or not UCC Revised Article 9 is in effect in any particular jurisdiction, acquire a "commercial tort claim" (as such term is defined in UCC Revised Article 9 with respect to the Premises or any portion thereof) Borrower shall promptly notify Lender thereof in writing, providing a reasonable description and summary thereof, and shall execute a supplement to this Instrument in form and substance acceptable to Lender granting a security interest in such commercial tort claim to Lender.

            (d) Borrower hereby authorizes Lender, its counsel or its representative, at any time and from time to time, to file financing statements, amendments and continuations that describe or relate to the Premises or any portion thereof in such jurisdictions as Lender may deem necessary or desirable in order to perfect the security interests granted by Borrower under this Instrument or any other Loan Document, and such financing statements may contain, among other items as Lender may deem advisable to include therein, the federal tax identification number of Borrower, and may describe the property covered by such financing statements as "all assets of Borrower," "all personal property of Borrower" or words of similar effect.

      2.07 Further Assurances; After-Acquired Property. Borrower shall execute and/or deliver (and pay the costs of preparation and recording thereof) to Lender, upon demand, any further instrument or instruments deemed by Lender in its discretion to be desirable to evidence, reaffirm, correct, perfect, continue or preserve the obligations of Borrower under the Note or the other Loan Documents, the collateral at any time securing or intended to secure the Indebtedness, and the first and prior legal security title and interest of Lender to all or any part of the Premises, whether now owned or hereafter acquired by Borrower. Upon any failure of Borrower so to do, Lender may make, execute, record, file, re-record and/or re-file any and all such instruments for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender the agent and attorney-in-fact of Borrower to do so. The security title of this Instrument and the security title created hereby will automatically attach, without further act, to all after-acquired property attached to or used in the operation of the Premises or any part thereof.

      2.08 Expenses. Borrower will pay or reimburse Lender, upon demand therefor, for all reasonable costs and expenses including fees of attorneys and inspectors) paid or incurred by Lender relating to the Indebtedness or the Loan Documents, including those paid or incurred in connection with the documentation, preparation, closing, disbursement, administration or modification of the Indebtedness or any one or more of the Loan Documents, or in connection with the collection of any insurance or other proceeds or enforcement of any rights of Lender under or relating to this Instrument or the other Loan Documents (other than collection of the Indebtedness after maturity), including the costs of any suits or proceedings or disputes of any kind in which Lender is made or appears as a party plaintiff or defendant or which are, in the judgment of Lender, expedient to preserve or protect its interest in the Premises (including condemnation, insolvency, bankruptcy or probate proceedings, administrative proceedings, proceedings relating to enforcement of laws or regulations, forfeiture proceedings, arbitration and other alternate dispute resolution proceedings, any other proceedings similar or alternative to any of the foregoing, and appeals at all levels of appeal, whether before or after entry of judgment or other determination). Borrower will pay any and all interest and charges owing on account of the Indebtedness or any one or more of the Loan Documents, including any interest or charges arising on account of failure or delay in payment of any of the items referred to in this provision. In addition, Borrower shall pay to Lender, upon demand, all costs and expenses (including reasonable attorneys' fees and fees of auditors, appraisers and inspectors) in connection with the collection of the Indebtedness, or any portion thereof, after maturity (whether in due course or by acceleration). All such costs, expenses, penalties and interest paid or incurred by Lender shall be added to the Indebtedness and shall be secured by this Instrument.

      2.09 Conveyance or Encumbrance. Borrower shall not encumber, pledge, convey, transfer or assign any or all of its interest in the Premises, or execute or consent to any instrument or matter which might affect the title to the Premises or which might effect a change in any one or more of the Requirements or acquire any portion of the personal property covered by this Instrument subject to any charge or lien, without the prior written consent of Lender, which consent shall be given or withheld by Lender at its discretion; and, if Borrower is a corporation, partnership, limited liability company or other artificial entity, there shall be no encumbrance, pledge, conveyance, transfer or assignment of any legal or beneficial interest whatsoever in Borrower (or in any partner, member or component entity at any tier in the structure of Borrower) without such prior written consent of Lender.

      2.10 Hazardous Substances.

            (a) As used in this Instrument, the following terms shall have the meanings set forth below in this Subsection 2.11(a):

            Affected Property. Any property other than the Premises which is affected by any Environmental Activity.

            Environmental Activity. Any actual, proposed or threatened use, storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Substance from, to, upon, in, under or above the Premises or otherwise relating to the Premises or the Use of the Premises, or any Use of the Premises which affects any Wetlands, or any other activity or occurrence that causes or would cause any of the foregoing to exist or occur.

            Environmental Requirements. All "Superfund" or "Super Lien" laws relating to any Hazardous Substance or Environmental Activity, and all other present and future federal, state and local laws, statutes, authorizations, judgments, decrees, concessions, grants, franchises, agreements, ordinances, codes, rules, regulations, orders and other governmental restrictions and requirements regulating, relating to or imposing liability or a standard of conduct concerning the environment or any Hazardous Substance or Environmental Activity including, without limitation, the following, as the same may be amended from time to time, and all regulations promulgated thereunder or in connection therewith: Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq. ("CERCLA"); Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.; Clean Air Act, 42 U.S.C. Sections 7401-7671(q); Water Pollution Control Act (commonly referred to as the Clean Water Act), 33 U.S.C. Section 1251 et seq.; Federal Insecticide, Fungicide, and Rodenticide Act, as amended by the Federal Environmental Pesticide Control Act of 1972 and by the Federal Pesticide Act of 1978, 7 U.S.C. Section 136 et seq.; Toxic Substances Control Act, 15 U.S.C.
Section 2601 et seq.; Safe Drinking Water Act, 42 U.S.C. Section 300(f) et seq.; Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; National Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; Refuse Act of 1899, 33 U.S.C. Sections 407 et seq.; and Emergency Planning and Community Right-To-Know Act of 1986, 42 U.S.C. Sections 11001-11050.

            Hazardous Substance. Any substance which is a "hazardous substance" (as defined in CERCLA), or any other substance or material defined, designated, classified or considered as hazardous, toxic, radioactive or dangerous waste, hazardous, toxic, radioactive or dangerous material, or a hazardous, toxic, radioactive or dangerous substance under any Environmental Requirement.

            Indemnitees. Lender and each of its predecessors, successors and assigns, and each past, present and future, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past, present and future employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner, participant and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties; and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. If an Indemnitee ceases to bear with respect to another Indemnitee, the relationship described above which defines such Indemnitee as such, such Indemnitee shall nevertheless remain an Indemnitee hereunder.

            Proximate Property. Property other than the Premises located in such proximity to the Premises that the Premises might be affected by Related Activity (hereinafter defined) existing or occurring with respect to such other property.

            Related Activity. Any Use, activity, condition, circumstance or state of facts existing or occurring other than with respect to the Premises which would, if existing or occurring with respect to the Premises, constitute an Environmental Activity.

            Use. Use, ownership, development, construction, maintenance, management, operation or occupancy.

            (b) Borrower certifies, represents and warrants to Lender that: (i) the Use of the Premises for its intended purpose will not result in any Environmental Activity in violation of any applicable Environmental Requirements; and (ii) to the best knowledge of Borrower, after due inquiry, there is no Related Activity upon, in, under or above any Proximate Property; and (iii) Borrower has not engaged in any Environmental Activity and, to the best knowledge of the Borrower, after due investigation, no Environmental Activity has otherwise occurred, and no notice, order, directive, complaint or other communication, written or oral, has been made or issued by any governmental agency or other person or entity alleging the occurrence of any Environmental Activity in violation of any Environmental Requirements; and (iv) Borrower has obtained and will at all times continue to obtain and maintain all licenses, permits or other governmental or regulatory approvals or consents, if any, necessary to comply with all Environmental Requirements relating to the Premises or any Environmental Activity, and Borrower shall continue at all times to be in compliance with said licenses, permits, approvals or consents; and (v) to the best knowledge of Borrower, no other property now or previously owned by Borrower is under investigation with respect to, or is or has been in violation of any Environmental Requirement.

            (c) Borrower shall at all times, at its sole expense, comply in all material respects with all applicable Environmental Requirements relating to the Premises or the Use of the Premises, and Borrower shall not engage in or otherwise permit the occurrence of any Environmental Activity in violation of any applicable Environmental Requirement. In the event that any Hazardous Substance shall be found to exist upon, in, under or above the Premises (or, by reason of any Environmental Activity, upon, in, under or above any Affected Property), Borrower shall cause all such Hazardous Substances to be removed from all portions of the Premises (or such Affected Property, or both, as the case may be) in a manner complying in all respects with all Environmental Requirements, and Borrower shall promptly settle and pay any and all claims against Borrower or the Premises relating thereto.

            (d) Borrower shall immediately notify Lender if Borrower becomes aware of (i) the presence of any Hazardous Substances or other environmental problem or liability with respect to the Premises, any Affected Property or any Proximate Property; or (ii) any lien, action or notice resulting from violation or alleged violation of, or action pursuant to, any Environmental Requirement as the same pertains to the Premises, or any other property now or previously owned by Borrower, or any Affected Property, or any Proximate Property; or (iii) the institution of any investigation, inquiry or proceeding concerning Borrower or the Premises or any Affected Property pursuant to any Environmental Requirement, or (iv) the discovery of any occurrence, condition or state of facts which would render any representation contained in this Section
2.11 incorrect in any respect if made at the time of such discovery.

            (e) Borrower shall indemnify, defend and save and hold harmless Lender and its agents from and against any and all claims, demands, defenses, set-offs, counterclaims, damages, disbursements, losses, judgments, liens, liabilities, penalties, objections, injuries, fines, litigation, lawsuits and other proceedings and costs and expenses (including attorneys' fees and disbursements, and the reasonable charges of such Indemnitee's internal legal counsel, including fees in appellate and bankruptcy proceedings) which accrue against or are incurred by Lender and arise directly or indirectly from or out of or in any way connected with (i) the failure of any certification, representation or warranty contained in this Section 2.11 to be true and correct in all respects; or (ii) the presence of any Hazardous Substance upon or within the Premises or, by reason of any Environmental Activity occurring after the date hereof, upon or within any Affected Property; or (iii) the occurrence of any Environmental Activity (after the date hereof); or (iv) any failure of the Premises to comply at all times in all respects with all applicable Environmental Requirements; or (v) any failure of Borrower or any other person or entity to comply with all applicable Environmental Requirements relating to the Premises or the Use of the Premises; or (vi) any investigation, inquiry, order, hearing, action or other proceeding by or before any governmental agency in connection with any actual or alleged Environmental Activity (after the date hereof); or (vii) the occurrence of any Related Activity (after the date hereof); or (viii) the violation of any Environmental Requirement in connection with any other property owned by Borrower, which occurrence or violation gives or may give rise to any rights whatsoever in any party whatsoever with respect to the Premises; or (ix) any failure of Borrower to perform any covenant set forth in this Section 2.11; or (x) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against any Indemnitee which directly or indirectly relates to, arises from or is based on any of the matters described in clauses (i) through (ix) of this section or any allegation of such matters. The foregoing indemnity is in no way conditioned upon fault on the part of Borrower or upon any other event, occurrence, matter or circumstance, except as specifically set forth above in this section.

            (f) Borrower and Lender contemplate that liability may arise hereunder after repayment of the Loan, and that liability may arise hereunder prior to repayment of the Loan and remain unpaid after repayment of the Loan, and (without implying any different result with respect to other provisions of this Instrument) it is specifically agreed that this Section 2.11 (including the indemnity provided hereby) shall survive the repayment of the Loan, the foreclosure of this Instrument, the transfer of the Premises, and all other events relating to the Loan or the Premises for one year after repayment of the loan. Borrower hereby acknowledges and agrees that the benefits of this Section
2.11 (including said indemnity) shall continue in favor of Lender notwithstanding any transfer or assignment hereof by the Lender, and shall also run to transferees and assignees hereof. Any transferee or assignee of this Instrument is hereby put on notice that this Section 2.11 continues in effect in favor of all transferring or assigning Indemnitees, and that the rights acquired by such transferee or assignee shall be rights in common with Lender, and any instrument of transfer or assignment hereof shall be deemed to reserve such rights whether or not specifically set forth therein.

                              DEFAULT AND REMEDIES

      3.01 Defaults. The term "Default," wherever used in this Instrument, shall mean any one or more of the following events: (a) failure by Borrower to pay any portion of the Indebtedness when due; or (b) the breach or failure by Borrower to perform, observe and satisfy all other terms, covenants, conditions and agreements contained in this Instrument or in any of the other Loan Documents; or (c) any warranty or representation of Borrower contained in this Instrument or in any other of the Loan Documents, or any material information relating to the Indebtedness or the Loan Documents given to Lender by Borrower or any partner or officer of Borrower, or by any other party on behalf of or at the request of Borrower, or any financial statement or other report or information required by the Loan Documents to be provided by Borrower, being untrue or misleading in any material respect; or (d) a levy shall be made under any process on the Premises or any part thereof or any other property of Borrower ; or (e) the admission in writing by Borrower of the inability to pay debts generally as they become due; or (f) Borrower, pursuant to or within the meaning of the Bankruptcy Code, Title 11 U.S.C., or any other present or future federal, state or other common law, case law, statute or regulation relating to bankruptcy, insolvency, appointment of receivers or custodians, dissolution, or other relief for debtors (i) commences a voluntary case, or (ii) consents to or is subject to the entry of any order for relief against it in an involuntary case, or (iii) remains a debtor in an involuntary case for sixty (60) days after the commencement of such case, or (iv) consents to or is subject to the appointment of a receiver, trustee, liquidator, custodian or other party serving a similar function for the Premises or any other property of Borrower, or (v) makes a general assignment for the benefit of creditors, or (vi) becomes insolvent, or (vii) is subject to the entry of an order for the liquidation of Borrower ; or (g) the assertion of any claim of priority to this Instrument, by title, lien or otherwise in any legal or equitable proceeding; or (h) Borrower dissolves, liquidates, suffers the revocation of its charter, or ceases to do business or commences (or there is commenced against Borrower) any process of or action for dissolution, liquidation or surrender of the charter of Borrower, or Borrower (if a partnership, limited liability company, trust, business association or other legally recognized entity other than a corporation or individual) terminates, dissolves, liquidates or expires, or ceases to do business or commences (or any partner, member or beneficiary of Borrower commences against any other or others of them, or there is commenced against Borrower) any process of or action for termination, dissolution, liquidation or partition; or (i) the subjection of the Premises to actual or threatened waste, or the removal, demolition, or alteration of any part thereof without the prior written consent of Lender; or (j) any material mechanic's, materialmen's, laborer's, statutory or other lien is filed against the Premises or any portion thereof and not totally released or removed as a lien against the Premises and every part thereof (by bonding, payment or otherwise) within five (5) days after the date of filing thereof; or (k) any suit shall be filed against Borrower which, if adversely determined, could reasonably be expected substantially to impair the ability of Borrower to perform each and every one of their respective obligations under the Loan Documents; or (l) any default (for which no cure period is provided, or with respect to which the applicable cure period has expired without cure having been accepted) shall exist under any document evidencing, securing, guarantying, modifying or otherwise relating to any other indebtedness owing, in whole or in part, to Lender, for which Borrower is liable, whether as maker, co-signer, endorser, surety, guarantor, partner of one of the foregoing, or otherwise; or (m) all or any substantial portion of the Premises shall be taken through condemnation or through forfeiture proceedings, or any portion of the Premises shall be damaged by or taken through condemnation or through forfeiture proceedings and the value of the Premises shall, in the discretion of Lender, be materially diminished, either temporarily or permanently; or (n) the institution of any proceeding seeking the forfeiture of the Premises or any portion thereof or any interest therein as a result of any criminal or quasi-criminal activity by Borrower (or any person so related to Borrower or the Premises that the Premises or any portion thereof or any interest therein might be forfeited on account of the activity of such person); or (o) the failure of the Premises and every portion thereof to be in compliance in all respects and at all times with all applicable Environmental Requirements; or (p) the failure or inability (whether imposed by law or otherwise) of Borrower to make any payment required under Section 2.02 of this Instrument; or (q) the failure of this Instrument to grant to Lender a valid, binding and enforceable first lien on and/or security title in and to the Premises, including the personal property of Borrower referred to herein, or the failure of any one or more of the Loan Documents to be legal, valid, binding upon and enforceable against all parties thereto (other than Lender), or the claim by any party (other than Lender) to any one or more of the Loan Documents that any one or more of the Loan Documents is not legal, valid, binding upon and enforceable against all parties thereto (other than Lender).

      3.02 Rights of Lender Upon Default. If a Default shall have occurred and Borrower fails to cure such default within ten days after receipt of written notice thereof, then the entire Indebtedness shall, at the option of Lender, immediately become due and payable without further notice or demand, time being of the essence, and Lender, at its option, may do any one or more of the following (and, if more than one, either concurrently or independently, and in such order as Lender may determine in its discretion), all without regard to the adequacy or value of the security for the Indebtedness:

            (a) Enter upon and take possession of the Premises without the appointment of a receiver, or an application therefor; at its option, operate the Premises; at its option, exclude Borrower and its agents and employees wholly therefrom; at its option, employ a managing agent of the Premises; and at its option, exercise any one or more of the rights and powers of Borrower to the same extent as Borrower could, either in its own name, or in the name of Borrower; and, with or without taking possession of the Premises, receive the rents, incomes, issues, profits and revenues of the Premises and of any business conducted at the Premises. Lender shall have no obligation to discharge any duties of a landlord to any Tenant or to incur any liability as a result of any exercise by Lender of any rights hereunder; and Lender shall not be liable for any failure to collect rents, issues, profits or revenues, nor liable to account for any rents, incomes, issues, profits or revenues unless actually received by Lender.

            (b) Apply, as a matter of strict right, without notice and without regard to the solvency of any party bound for its payment, for the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the incomes, rents, issues, profits and revenues thereof.

            (c) Pay, perform or observe any term, covenant or condition of this Instrument and any of the other Loan Documents and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Lender with interest thereon at the default rate (that is, the interest rate with all default charges) provided in the Note. The necessity for any such actions and the amounts to be paid shall be determined by Lender in its discretion. Lender is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower. Borrower hereby acknowledges and agrees that the remedies set forth in this Subsection 3.02(c) shall be exercisable by Lender, and any and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower with interest thereon at the default rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Lender after the filing by Borrower of a voluntary case or the filing against Borrower of an involuntary case pursuant to or within the meaning of the Bankruptcy Code, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Borrower, Lender, the Indebtedness or any of the Loan Documents.

            (d) Sell the Premises or any part of the Premises at one or more public sale or sales at the usual place for conducting sales in the county in which the Land or any part of the Land is situated, to the highest bidder for cash, in order to pay the Indebtedness, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney's fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff's sales are advertised in said county, all other notice being hereby waived by Borrower. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple, with full warranties of title, and to this end Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title and equity that Borrower may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the Indebtedness. In the event of any sale under this Instrument by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Lender in its discretion may elect, and if Lender so elects, Lender may sell the personal property covered by this Instrument concurrently with the real property covered hereby or at one or more separate sales in any manner permitted by the Code, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Premises are sold or the Indebtedness is paid in full. Lender may, at its option, sell the Premises subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any foreclosure proceedings and to foreclose their rights will not be asserted by Borrower to be a defense to any proceedings instituted by Lender to collect the Indebtedness. If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security either concurrently or independently, and in such order as Lender may determine in its discretion. Upon any foreclosure sale, Lender may bid for and purchase the Premises and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price. In the event of any such foreclosure sale by Lender, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. In case Lender shall have proceeded to enforce any right, power or remedy under this Instrument by foreclosure, entry or otherwise or in the event Lender commences advertising of the intended exercise of the sale under power provided hereunder, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, then in every such case (i) Borrower and Lender shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (iii) each and every Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be deemed to be a continuing Default, and (iv) neither this Instrument, nor the Note, nor the Indebtedness, nor any other Loan Document shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Borrower hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with this sentence.

            (e) Proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Instrument or any of the other Loan Documents or any other right or (ii) to pursue any other remedy available to Lender.

            (f) Lender may apply any moneys and proceeds received by Lender as a result of the exercise by Lender of any right conferred under this Section 3.02 in such order as Lender in its discretion may elect against (i) all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with the operation of the Premises, the performance of Borrower's obligations under the Leases and the collection of the rents thereunder; (ii) all costs and expenses, including reasonable attorneys' fees, incurred in the collection of any or all of the Indebtedness, including those incurred in seeking to realize on or to protect or preserve Lender's interest in any other collateral securing any or all of the Indebtedness; (iii) any or all unpaid principal on the Indebtedness; (iv) any other amounts owing under the Loan Documents; and (v) accrued interest and charges on any or all of the foregoing. The remainder, if any, shall be paid to Borrower or any person or entity lawfully entitled thereto.

                               GENERAL CONDITIONS

      4.01 No Waiver; Remedies Cumulative. No delay or omission by Lender to exercise any right, power or remedy accruing upon any Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Default, or acquiescence therein, and every right, power and remedy given by this Instrument to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent or waiver, express or implied, by Lender to or of any Default shall be deemed or construed to be a consent or waiver to or of any other Default. No delay, indulgence, departure, act or omission by Lender or any holder of the Note shall release, discharge, modify, change or otherwise affect the original liability under the Note or any other obligation of Borrower or any subsequent purchaser of the Premises or any part thereof, or any maker, surety or Guarantor, or preclude Lender from exercising any right, privilege or power granted herein or alter the security title, security interest or lien hereof. Lender may at any time, without notice to or further consent from Borrower, surrender or substitute any property or other security of any kind or nature whatsoever securing the Indebtedness, and no such action will release Borrower's obligations hereunder or alter the effect hereof. No right, power or remedy conferred upon or reserved to Lender hereunder is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the other Loan Documents or now or hereafter existing at law, in equity or by statute.

      4.02 Replacement of Note. In the event of loss, theft, destruction, total or partial obliteration, mutilation or inappropriate cancellation of the Note, or the placement of any inappropriate marking upon the Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in this Instrument to the Note shall be deemed to refer to such replacement Note.

      4.03 Survival of Certain Agreements. Notwithstanding the repayment of the Indebtedness and the cancellation or transfer of the Loan Documents, or any foreclosure of, or sale under power contained in, this Instrument, or the acquisition by Lender of title to the Premises in lieu of foreclosure, or any other realization upon collateral securing the Indebtedness, all agreements of Borrower contained herein or in any of the other Loan Documents to pay the costs and expenses of Lender in connection with the Loan and all agreements of Borrower contained herein or in any of the other Loan Documents to indemnify and/or hold harmless Lender shall continue in full force and effect so long as there exists any possibility of expense or liability on the part of Lender.

      4.04 No Obligation to Third Parties. The Loan Documents are made solely for the benefit of Lender. No tenant nor any other party whatsoever shall have standing to bring any action against Lender as the result of the Loan Documents, or to assume that Lender will exercise any remedies provided herein, and no party other than Lender shall be deemed to be a beneficiary of any provision of the Loan

Documents, any and all of which may be freely waived in whole or in part by Lender in its discretion at any time. Nothing contained in the Loan Documents shall be deemed to impose upon Lender any liability for the performance of any obligation of Borrower under any of the Leases or Contracts.

      4.05 Miscellaneous. The Loan Documents shall inure to the benefit of and be binding upon Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, subject to all restrictions on transfer herein or in the other Loan Documents. The Indebtedness and the Loan Documents (and any interest therein) are assignable by Lender, and any assignment of the Loan Documents by Lender shall operate to vest in the assignee all rights and powers conferred upon and granted to Lender by the Loan Documents; and, in the event of any such assignment of the entire interest of Lender in the Loan Documents, Lender shall be relieved of all obligations and liabilities under the Loan Documents. Neither the Loan Documents nor the proceeds of the Loan may be assigned by Borrower without the prior consent of Lender, which may be given or withheld at the sole discretion of Lender. The Loan Documents may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. The Loan Documents contain the entire agreement between Borrower and Lender relating to the Loan and supersede entirely any and all prior written or oral agreements with respect thereto; and Borrower and Lender hereto acknowledge and agree that there are no contemporaneous oral agreements with respect to the subject matter hereof. The relationship of Borrower and Lender is solely that of borrower and lender (and grantor and grantee of security) and nothing contained in the Loan Documents shall be construed to create an agency, partnership or joint venture between Borrower and Lender. All personal pronouns used in the Loan Documents whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of articles and sections in the Loan Documents are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions thereof. If more than one person or entity constitutes, collectively, Borrower, all of the provisions of the Loan Documents referring to Borrower shall be construed to refer to each such person or entity individually as well as collectively. When anything is described or referred to in the Loan Documents in general terms and one or more examples or components of what has been described or referred to generally is associated with that description (whether or not following the word "including"), the examples or components shall be deemed illustrative only and shall not be construed as limiting the generality of the description or reference in any way. Wherever in the Loan Documents the approval or consent of Lender is required or permitted, or wherever a requirement of Lender or the standard of acceptability or satisfaction of Lender must be determined, such approval, consent or determination of Lender shall not be unreasonably exercised; provided, however, that wherever it is indicated that such approval, consent or determination is to be given or made at the option or in the discretion or judgment of Lender, then Lender may grant or withhold such approval or consent or make such determination without restriction in its sole and absolute discretion. If any provisions of the Loan Documents or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of each of the Loan Documents and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under the Loan Documents. All exhibits referred to in the Loan Documents are by such reference incorporated into the Loan Documents as if fully set forth therein.

      4.06 Communications. Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under the Loan Documents shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Receipt of Communications under the Loan Documents shall occur upon actual delivery (whether by mail, telecopy transmission, messenger, courier service, or otherwise) to any person who is Borrower or a corporate officer or general partner or member (having management authority) of Borrower (or of any corporation, partnership or limited liability company at any tier of ownership and management Borrower) at any location where such person may be found, or to an officer, partner, member, agent or employee of Borrower or Lender, at the address (including division, mail code and floor, if provided) of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the Communication shall also be deemed to be and constitute receipt; and actual receipt of a Communication shall be deemed to have occurred, if the same has not previously occurred or been deemed to occur as provided in this Section, at the end of the third day following the date of deposit thereof in the United States mail, complying in all respects with the requirements of this Section. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

                  Bradford, Williams and Williams
                  c/o - Brad Bradford Realty Company
                  880 Rock Quarry Road
                  Stockbridge, Georgia 30281

      and, if given to Borrower, must be addressed as follows, subject to change as provided hereinabove:

                  Xponential Real Estate Holdings, Inc.
                  6400 Atlantic Blvd., Suite 190
                  Norcross, GA  30071
                  Attn: Robert Schleizer

      4.07 Indemnity. Borrower shall protect, defend, indemnify and save harmless Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including attorneys' fees and expenses) imposed upon or incurred by Lender by reason of (a) any claim for brokerage fees or other such commissions relating to the Premises or the Indebtedness if such obligation was incurred as a result of Borrowers actions, or (b) the condition of the Premises, or (c) failure to pay recording, mortgage, intangibles or similar taxes, fees or charges relating to the Indebtedness or any one or more of the Loan Documents, or (d) the Loan Documents or any claim or demand whatsoever which may be asserted against Lender by reason of any alleged action, obligation or undertaking of Lender relating in any way to the Indebtedness or to any matter contemplated by the Loan Documents. In the event Lender incurs any liability, loss or damage arising out of or in any way relating to the Loan (including any of the matters referred to in this section), the amounts of such liability, loss or damage shall be added to the Indebtedness, shall bear interest at the interest rate specified in the Note (with default charges if not paid when due) from the date incurred until paid and shall be payable on demand unless such liability is a result of Lender's negligence.

      4.08 Applicable Law. This Instrument and the other Loan Documents will be governed by the substantive law of the State of Georgia without giving effect to its principles of choice of law or conflicts of law, except that if any portion of the Premises is now or hereafter located in another state, the laws of such other state shall govern as to the creation, priority and enforcement of security interests in that particular portion of the Premises. Should any obligation or remedy under this Instrument be invalid or unenforceable pursuant to the laws provided herein to govern, the laws of another state whose laws can validate and apply thereto shall govern.

      4.09 Further Stipulations. The additional covenants, agreements and provisions set forth in Exhibit "D" hereto shall, in the event of any conflict between such further stipulations and any of the other provisions of this Instrument, be deemed to control.

[SIGNATURES          CONTAINED         ON           FOLLOWING             PAGE]

IN WITNESS WHEREOF, Borrower has executed this Instrument under seal, as of the day and year first above written.

Signed, sealed and delivered             XPONENTIAL REAL ESTATE HOLDINGS,
in the presence of:                      INC., a Nevada corporation

/s/ Robert Heidish
------------------------------------
Witness
                                         By:    /s/Robert Schleizer
Sharon Williams                             ------------------------------
------------------------------------     Name:  Robert Schleizer
Notary Public                            Title: Executive Vice President
                                                --------------------------

Commission Expiration Date: Sept. 25, 2008

  (NOTARIAL SEAL)

                                   EXHIBIT "A"

                             DESCRIPTION OF THE LAND

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 183 of the 13th District of Clayton County, Georgia, containing 1.162 acres as shown by plat of survey by All South Engineering & Surveying, Inc., dated December 27, 1985, and more particularly described according to said plat, as follows:

BEGINNING at a point on the Western line of the 170 foot right of way of Georgia State Highway No. 85, 210.7 feet Northerly as measured along said right of way from its intersection with the Northeastern line of the 100 foot right of way of Georgia State Highway No. 138 (said point also being the Northeast corner of property conveyed to Burger King Limited Partnership II by Warranty Deed recorded at Deed Book 1098, page 250, Clayton County Records) and running thence North 89 degrees 14 minutes 3 seconds West 179.40 feet along the Northerly line of property now or formerly owned by Burger King Limited Partnership II to a point on the Eastern right of way line of McElroy Drive; thence along said right of way North 0 degrees 40 minutes 20 seconds East 269.43 feet to a point; thence South 89 degrees 15 minutes 25 seconds East 196.20 feet to a point on the Westerly right of way of State Highway 85; running thence South 4 degrees 14 minutes 25 seconds West along the Westerly right of way of State Highway 85
270.00 feet to the POINT OF BEGINNING.

                                   EXHIBIT "B"

                                     LEASES

                          [INSERT DESCRIPTION OF LEASE]

                                   EXHIBIT "C"

                             PERMITTED ENCUMBRANCES

                          [INSERT CURRENT TITLE POLICY]

                                   EXHIBIT "D"

                              FURTHER STIPULATIONS

D-1 Cure of Defaults. Anything herein contained to the contrary notwithstanding, the provisions of this Section D-1 shall not pertain to Defaults arising as a result of the events set forth in Subsections 3.01(d) (as the same applies to the Premises or any part thereof), 3.01(e), 3.01(f), 3.01(h), 3.01(l) or 3.01(m) hereof, to any Default consisting of a failure to provide insurance as required by Subsection 2.03(a) hereof, to any Default consisting of a failure to comply with
      Section 2.10 hereof, to any Default consisting of a failure to give a required notice to Lender, to any Default consisting of a failure to repay the Indebtedness at maturity, to any Default with respect to which it is provided that such Default is not subject to right to cure, to any Default with respect to which an applicable right to cure has expired, or to any Default excluded from any provision for cure of defaults contained in any other of the Loan Documents. In the event of the occurrence of a Default which consists solely of the first failure, during the period of 365 days ending on the date of such occurrence of Default, to make a payment to (or deposit of cash with) Lender required by any one or more of the Loan Documents, Lender will not, on account of said Default, institute any court action under any of the Loan Documents or actually seize or sell any property with respect to which a security interest has been granted to Lender as security for the Indebtedness, if, within ten (10) days of the date of mailing by Lender of notice of said Default to Borrower at Borrower's address provided in Section 4.06 hereof, Borrower makes such payment to Lender, and, if Borrower makes such payment within said period, to the extent the Indebtedness has been accelerated by said Default, the Indebtedness shall, absent any other default, be reinstated by Lender so as to be payable upon the same terms and conditions in effect prior to said Default. In the event of the occurrence of a Default, other than a Default consisting of a failure to make a payment to (or deposit of cash with) Lender required by any one or more of the Loan Documents, Lender will not, on account of said Default, institute any court action under any of the Loan Documents or actually seize or sell any property with respect to which a security interest has been granted to Lender as security for the Indebtedness, if, within twenty (20) days of the date of mailing by Lender of notice of said Default to Borrower at Borrower's address provided in Section 4.06 hereof, Borrower fully cures said Default to the satisfaction of Lender; and, if Borrower so cures said Default within said period, to the extent the Indebtedness has been accelerated by said Default, the Indebtedness shall, absent any other default, be reinstated by Lender so as to be payable upon the same terms and conditions in effect prior to said Default. The provisions of this Section D-1 to the effect that the cure periods described herein shall commence on the date of mailing by Lender of notice of said Default shall apply notwithstanding any provision of Section 4.06 hereof to the contrary concerning the measurement of time periods for response to notices; provided, however, that all other terms of Section 4.06 hereof shall apply to the notice to be provided by Lender pursuant to this Section D-1.

D-2. Periodic Billing. Bills relating to payments due under the Loan Documents may be sent by Lender from time to time. It is hereby acknowledged and agreed that any such bills are provided for convenience only and do not in any way modify, amend or supersede any provision of the Note or any other Loan Document, that such bills may be based upon estimates and are always subject to adjustment either before or after payment is made, and that Borrower is required to make payments as provided in the Note or in other Loan Documents whether or not bills are sent or received.

D-3.  Insurance.

            In the event that Lender, at its option, enters into this Instrument without having received original policies (or copies of policies certified as complete and correct by the issuer) of property and/or liability insurance as required under Section 2.03 above, then Borrower shall within forty-five (45) days after the date hereof deliver to Lender duplicate original policies (or copies of policies certified as complete and correct by the issuer) of such insurance.

                                    EXHIBIT E

Names and Tradenames of Borrower within the last five years:
Xponential Real Estate Holdings, Inc.

Location of Chief Executive Offices of Borrower over the last five years:
6400 Atlantic
Blvd., Suite 190,
Norcross, GA 30071

                               PURCHASE MONEY NOTE

Principal Amount:  $625,000.00                                 December 30, 2005
                                                                Atlanta, Georgia

      FOR VALUE RECEIVED, the undersigned,

      XPONENTIAL REAL ESTATE HOLDINGS, INC., a Nevada corporation ("Borrower"), promises to pay to the order of BRADFORD, WILLIAMS AND WILLIAMS, a Georgia general partnership ("Lender"), without grace, at the office of Lender at c/o Brad Bradford Realty Company, 880 Rock Quarry Road, Stockbridge, Georgia 30281, or at such other place as Lender may designate to Borrower in writing from time to time, the principal sum of Six Hundred Twenty Five Thousand and NO/100 DOLLARS ($625,000.00), together with interest on so much thereof as is from time to time outstanding and unpaid, at the rate of two percent (2.0%) per annum plus the Prime Rate (as hereinafter defined) which is in effect as of December 30, 2005, beginning on the date hereof and through December 30, 2007 (the "Term") and, if applicable, in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private. For purposes of this Note, the term "Prime Rate" shall mean the interest rate so denominated and set forth in the Wall Street Journal, or, if the Wall Street Journal shall cease to publish a prime rate, then the Prime Rate shall be the interest rate so denominated and set by Wachovia Bank, N.A. from time to time as an interest rate basis for borrowing. The rate of interest on this Note shall change each time the Prime Rate changes, on the date on which the change in Prime Rate is effective.

                        ARTICLE I - TERMS AND CONDITIONS

      1.01 Payment of Principal and Interest. Interest shall be computed hereunder with respect to each day during the term of this Note by multiplying the outstanding principal balance hereunder at the close of business on that day (or on the most recent day on which Lender was open for business) by a daily interest factor, which daily interest factor shall be calculated by dividing the interest rate per annum in effect on that day by 365. Interest so computed shall accrue for each and every day (365 days per year, 366 days per leap year) on which any indebtedness remains outstanding hereunder, including the day on which funds are initially advanced regardless of the time of day such advance is made, and including the day on which funds are repaid unless repayment is credited prior to close of business. Borrower agrees to pay at least the interest on the Principal Amount in equal monthly installments of Five thousand eight and 31/100 Dollars ($5,008.31) during the Term hereof. On or before December 30, 2007, Borrower shall pay Lender the entire outstanding principal balance hereof together with all accrued but unpaid interest thereon in full.

      1.02 Prepayment. This Note may be prepaid at any time, in whole or in part, without penalty or prepayment premium, provided that Borrower has given Lender written notice of the time and amount of such prepayment at least ten
(10) days in advance thereof. Any such prepayment shall be accompanied by all interest and other charges accrued hereunder with respect to the principal amount prepaid and any and all other charges, reimbursements and fees then due and unpaid under the Loan Documents. Partial prepayments of principal shall be applied first to any accrued and unpaid interest and other charges referenced above and then to principal.

      1.03 Security. The indebtedness evidenced by this Note and the obligations created hereby are secured by that certain Purchase Money Deed to Secure Debt, Assignment and Security Agreement (the "Security Instrument") from Borrower to Lender, dated as of December 30, 2005, concerning property located in Clayton County, Georgia. The Security Instrument, together with this Note and all other documents to or of which Lender is a party or beneficiary now or hereafter evidencing, securing, guarantying, modifying or otherwise relating to the indebtedness evidenced hereby, are herein referred to collectively as the "Loan Documents." Some of the Loan Documents are to be filed for record on or about the date hereof in the appropriate public records.

      1.04 Default. It is hereby expressly agreed that should any default occur in the payment of principal, interest or charges as stipulated above, or should any other default occur under any of the Loan Documents, then a default shall exist hereunder, and in such event the indebtedness evidenced hereby, including all sums advanced or accrued hereunder or under any other Loan Document, and all unpaid interest accrued thereon, shall, at the option of Lender, after providing ten (10) days written notice to Borrower and Borrower has failed to cure such default, at once become due and payable and may be collected forthwith, whether or not there has been a prior demand for payment (or waiver of any prior default) and regardless of the stipulated date of maturity. So long as any default exists hereunder, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note at the interest rate which would be in effect hereunder absent such default or maturity, and in addition thereto default charges shall accrue at the rate of ten percent (10.0%) per annum on the daily outstanding principal balance of the Note, such default charges being due and payable on the tenth (10th) day of the first (1st) month following the month in which such default charges accrue, unless the indebtedness evidenced hereby has matured (whether by acceleration or otherwise), in which event such default charges shall be immediately due and payable. Time is of the essence of this Note. In the event this Note, or any part thereof, is collected by or through an attorney-at-law, Borrower agrees to pay all costs of collection including, but not limited to, reasonable attorneys' fees.

      1.05 Cure of Defaults. The provision for cure of defaults set forth in the Security Instrument, if any, shall pertain to defaults arising under this Note. The right to cure certain defaults hereunder, if any, shall not prevent or delay the accrual of late charges or default charges required under the terms of this Note.

                        ARTICLE II - GENERAL CONDITIONS

      2.01 No Waiver; Amendment. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the

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

indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Lender thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Borrower hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Note, either in whole or in part unless Lender agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      2.02 Limit of Validity. If from any circumstances whatsoever, fulfillment of any provision of this Note or of any of the other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under the other Loan Documents that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. Without limiting the generality of the foregoing, in the event that the circumstances of disbursement, repayment or collection, or any other circumstances affecting this Note, are such that collection of any loan fee, default charge, late charge or other interest or charge, together with all other interest payable by Borrower on the indebtedness evidenced by this Note, would result in the charging of interest in excess of five percent (5.0%) per month in violation of O.C.G.A. ss. 7-4-18, then such loan fee, default charge, late charge or other interest or charge shall be automatically reduced (and, if collected, shall be rebated) to the extent necessary to comply with O.C.G.A. ss. 7-4-18. Borrower and Lender hereby agree that, for purposes of determining whether the rate of interest on the indebtedness evidenced hereby exceeds the highest lawful rate, all sums paid or to be paid with respect to the indebtedness evidenced hereby which are deemed interest for purposes of determining usury under applicable law shall be deemed to accrue throughout the term of this Note (or such longer period of time permitted by applicable law) although the same may be computed and paid at specified times.

      2.03 Use of Funds. Borrower hereby warrants, represents and covenants that no funds disbursed hereunder shall be used for personal, family or household purposes.

      2.04 Unconditional Payment. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff.

      2.06 Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Note shall be given in accordance with the provisions of Section 4.06 of the Security Instrument.

      2.07 Miscellaneous. This Note shall be interpreted, construed and enforced according to the substantive law of the State of Georgia without giving effect to its principles of choice of law or conflicts of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof.

      IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the date first above written.

Signed, sealed and delivered                XPONENTIAL REAL ESTATE
in the presence of:                         HOLDINGS, INC., a Nevada corporation

/s/ Sharon Williams                         By: /s/ Robert Schleizer
--------------------------------                --------------------------------
Witness
                                            Name: Robert Schleizer

                                            Title:  Executive Vice President
                                                    ----------------------------

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